UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 15, 2006

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

               0-26027                             87-0626333
               -------                             ----------
      (Commission File Number)          (IRS Employer Identification No.)


                                207 Piaget Avenue
                                Clifton, NJ 07011
                                -----------------
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01 Other Events

In October through November of 2006, Smart Energy Solutions, Inc. (the "Registrant") sold more than 38,000 units of the Registrant's Battery Brain product to major North American automotive retail companies. Such sales exceeded the number of units of the Registrant's Battery Brain products sold during the nine month period ended September 30, 2006.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SMART ENERGY SOLUTIONS, INC.


                                                  By: /s/ Pete Mateja
                                                      --------------------------
                                                  Name: Pete Mateja
                                                  Title: Chief Executive Officer


Date: November 15, 2006


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